Exhibit 99.1

Behringer Harvard Opportunity REIT II, Inc. 2015 Year End Update Courtyard by Marriott at Coconut Beach, Kauai, HI

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Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our investments are located; the availability of cash flow from operating activities for special distributions, if any; conflicts of interest arising out of our relationships with our advisor and its affiliates; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; our ability to make accretive investments in a diversified portfolio of assets; future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; our ability to secure leases at favorable rental rates; our ability to sell our assets at a price and on a timeline consistent with our investment objectives; impairment charges unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission.

Agenda Notable Events Financial Review Portfolio Updates Strategy Review Questions Lakes of Margate, Margate, FL

Notable Events – 2015 to Present Paid two special cash distributions $1.00 per share in March 2015 $1.50 per share in January 2016 Sold four investments that generated attractive returns, in dollars (1) Babcock Self Storage: 30.1% Alte Jakobstrasse (AJS): 12.6% Holstenplatz: 21.4% Wimberly at Deerwood: 18.0% Aggregate equity multiple, excluding fees: 1.6X ESV increased 5.4%, to $9.19 Adjusted to $7.69 on December 31, 2015 record date of special distribution (1) Property-level simple average annual returns

Value Creation Since Inception * Regular distributions paid since inception per weighted average shares outstanding. The actual regular distributions a shareholder received will vary based on the date they invested. Estimated Share Price, as of Dec. 31, 2015 $7.69 Cumulative Regular Distributions * 1.19 Special Cash Distributions: May 2012 0.50 September 2014 0.50 March 2015 1.00 January 2016 1.50 Total Value $12.38 Original offering price = $10.00 per share Total Value Creation

Financial Review Selected Financial Data (Dollars in thousands) Funds From Operations* (per share) * For a reconciliation of Funds From Operations to Net Income, refer to Current Report on Form 8-K filed on March 25, 2016. 2015 2014 Change % Change Rental Revenue 32,556 $ 32,226 $ 330 $ 1.0% Property Operating Expenses 11,503 $ 11,288 $ 215 $ 1.9% Hotel Revenue 17,694 $ 16,371 $ 1,323 $ 8.1% Hotel Operating Expenses 12,498 $ 11,954 $ 544 $ 4.6% Gain on Sale of Real Estate 22,771 $ 11,454 $ 11,317 $ 98.8% Twelve Months Ended December 31,

Financial Review (cont.) (Dollars in thousands) Portfolio Debt Interest Maturity Description 12/31/15 Rate Date Courtyard - Kauai 38,000 30-day LIBOR +0.95% (1) 05/09/17 Gardens Medical Pavilion 13,298 4.90% 01/01/18 River Club and the Townhomes at River Club 24,299 5.26% 05/01/18 Parkside 10,469 5.00% 06/01/18 Arbors Harbor Town 25,130 3.99% 01/01/19 Lakewood Flats 33,500 30-day LIBOR +1.50% (1) 11/05/19 Lakes of Margate 14,496 5.49% and 5.92% 01/01/20 22 Exchange 19,500 3.93% 05/05/23 178,692 $ (1) 30-day LIBOR was 0.43% at December 31, 2015. • Total assets at December 31, 2015 were $343.8 million. • Total Debt/Total Assets at December 31, 2015 was 52.0% (including unamortized premium associated with Parkside). • The weighted average interest rate at December 31, 2015 was 3.5%. • The weighted average remaining loan term at December 31, 2015 was 3.2 years. Balance as of

Behringer Harvard Opportunity REIT II Portfolio River Club 22 Exchange STUDENT HOUSING INVESTMENTS Courtyard by Marriott - Kauai Gardens Medical Pavilion Prospect Park Development Mezzanine Financing MULTIFAMILY INVESTMENTS Parkside Apartments Lakes of Margate Arbors Harbor Town Lakewood Flats

Portfolio Update Arbors Harbor Town, Memphis, Tennessee 93% occupied February 2016 average effective in-place rent psf declined 1.7% YOY Expect rents to recover for full year 2016 Parkside Apartments, Sugar Land, Texas Winding-up renovations 80% occupied; approximately 90% occupied for renovated units February 2016 average effective in-place rent psf increased 9.5% YOY Lakewood Flats, Dallas, Texas 95% occupied February 2016 average effective in-place rent psf increased 2.7% YOY Lakes of Margate, Margate, Florida 95% occupied February 2016 average effective in-place rent psf increased 5% YOY

Portfolio Update (cont.) Courtyard Kauai, Hawaii (full year 2015 data) Revenues: +8.1% YOY Occupancy: + 0.64 pct. pts. YOY ADR: +5.1% YOY RevPAR: +5.9% YOY NOI: +19.1% YOY River Club Apartments and Townhomes, University of Georgia 100% occupied for current school year, same as last year 79% preleased for 2016-17 school year, better than local market 22 Exchange, University of Akron 94% occupied for Spring 2016 semester, compared with 85% for Spring 2015 43% preleased for 2016-17 school year, compared with 48% at same time last year Strong competition in local market

Portfolio Update (cont.) Gardens Medical Pavilion, Palm Beach Gardens, Florida 72% leased, compared with 61% at same time last year Aggressive leasing and marketing campaign is starting to show results Prospect Park Apartments, Denver, Colorado (mezzanine loan) Project expected to be completed in Q2 Denver market remains strong Good interest from prospective tenants Profit participation interest in project

Operating Strategy Manage assets to create liquidity for shareholders Continue to focus on identifying the appropriate time to sell remaining assets Continue to consider additional special cash distributions from asset sales Maintain a strong balance sheet, which provides flexibility to execute

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